EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	July 26, 2012

SIMMONS FIRST ANNOUNCES SECOND QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced net income of $6.5 million and diluted earnings per share of $0.38 for the quarter ended June 30, 2012.  Net income for the six months ended June 30, 2012, was $12.9 million, or $0.75 diluted earnings per share.

“Excluding non-core items from the second quarter of 2011, quarterly EPS increased $0.02, or 5.6%, and year-to-date EPS increased $0.09, or 13.6%. We are pleased with our second quarter earnings performance. We continue to benefit significantly from strong asset quality, which has resulted in a reduction in our provision for loan losses, and from our on-going efficiency initiatives that resulted in a decrease in our non-interest expense,” commented J. Thomas May, Chairman and CEO.

Loans

Total loans, including those covered by FDIC loss share agreements, were $1.7 billion at June 30, 2012, a decrease of $98 million compared to the same period in 2011. “The majority of this decrease is related to a $79 million decrease in FDIC covered loans and a $14 million decrease in our student loan portfolio, both of which were expected,” commented May.

Legacy loans (excluding FDIC covered loans) increased $71 million from the previous quarter end. “Of this increase, $54 million relates to the seasonality in our agricultural and credit card portfolios. Our student loan and consumer portfolios decreased a combined $7 million and our real estate portfolio increased $27 million. We saw growth in our construction, commercial real estate and single family loans,” added May.

Deposits

At June 30, 2012, total deposits were $2.6 billion, an increase of $22 million, or 0.9%, compared to the same period in 2011. Non-time deposits totaled $1.8 billion, or 69% of total deposits.

Net Interest Income

The Company’s net interest income for the second quarter of 2012 was $27.3 million, unchanged from the same period of 2011. Included in interest income for the period is the additional yield accretion recognized as a result of updated estimates of the cash flows of the loan pools acquired in the Company’s 2010 FDIC-assisted transactions. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loan pools, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loan pools. This resulted in increased interest income that is spread on a level-yield basis over the remaining expected lives of the loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets. The impact of the adjustments on the Company’s financial results for the current reporting period is shown below:

	Three Months Ended	Six Months Ended
(In thousands)	June 30, 2012	June 30, 2012
Impact on net interest income	$3,004	$6,189
Non-interest income	(2,737)	(5,516)

Net impact to pre-tax income	$267	$673

Because these adjustments will be recognized over the remaining lives of the loan pools and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $21.7 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $19.0 million. Of the remaining adjustments, we expect to recognize $5.7 million of interest income and a $5.4 million reduction of non-interest income, for a net addition to pre-tax income of approximately $354,000 during the remainder of 2012. “While these items create some noise in the quarter, the bottom line is a positive impact of $267,000 for the second quarter and estimated $354,000 for rest of the year,” said May. The accretable yield adjustments recorded in future periods will change as we continue to evaluate expected cash flows from the acquired loan pools. Net interest margin was 3.87% for the quarter ended June 30, 2012.

Non-Interest Income

Non-interest income for the second quarter was $11.1 million, compared to $14.3 million for the second quarter of 2011. “As previously discussed, there was a $2.7 million decrease due to reductions of the indemnification assets resulting from increased cash flows expected to be collected from the FDIC covered loan portfolios,” reiterated May. “Excluding the indemnification asset adjustment and a non-recurring $1.1 million gain from the sale of MasterCard stock in the second quarter of 2011, non-interest income increased $631,000, or 4.8%, driven by a $596,000 increase in mortgage lending income.”

Non-Interest Expense

Non-interest expense for the second quarter of 2012 was $28.2 million, a decrease of $415,000, or 1.5%, compared to the same period in 2011. “This decrease in non-interest expense is primarily the result of the implementation of our efficiency initiatives,” according to May. “Since 2008, we have focused our efforts in standardizing certain back office functions and eliminating other duplications, and we have done so with it being transparent to our customers. This is especially important during the lull of the economy and as we prepare for future acquisitions, both FDIC and traditional.”

Asset Quality

During 2010, the Company acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of such loans and OREO. The loans and OREO covered by the FDIC loss share agreements and the related FDIC loss share indemnification asset were presented in the Company's financial reports as covered assets with a carrying value equal to the discounted net present value of expected future proceeds. At June 30, 2012, loans covered by loss share were carried at $114 million, OREO covered by loss share was carried at $11 million and the FDIC loss share indemnification asset was carried at $35 million. As a result of the FDIC loss share indemnification related to these assets and the discounted net present value method of valuing these assets, such assets are excluded from the computations of the following asset quality ratios, except for their inclusion in total assets.

The Company's allowance for loan losses was $28.4 million at June 30, 2012, or 1.76% of total loans and 222% of non-performing loans. Non-performing assets as a percent of total assets were 1.13% as of June 30, 2012, a decrease from 1.14% as of March 31, 2012. Non-performing loans as a percent of total loans were 0.79% as of June 30, 2012, a decrease of 6 basis points from 0.85% as of March 31, 2012. These ratios include $3.3 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 1.03% and non-performing loans as a percent of total loans were 0.59%. For the second quarter, the annualized net charge-off ratio, excluding credit cards, was 0.02%, and the annualized credit card charge-off ratio was 1.42%.

Capital

At June 30, 2012, stockholders' equity was $407 million, book value per share was $24.03 and tangible book value per share was $20.37. The Company's ratio of stockholders' equity to total assets was 12.5% and its ratio of tangible stockholders’ equity to tangible assets was 10.8%, as of June 30, 2012.

“Our exceptional level of capital puts us in the 92nd percentile of our peer group and allows us to actively pursue the right opportunities that meet our strategic plan regarding mergers and acquisitions,” continued May. As of June 30, 2012, the Company’s regulatory capital ratios remain significantly higher than regulatory “well capitalized” guidelines:

	“Well Capitalized”	SFNC
Tier 1 Leverage Ratio	5.00%	12.11%
Tier 1 Risk-Based Capital Ratio	6.00%	21.34%
Total Risk-Based Capital Ratio	10.00%	22.60%

Stock Repurchase Program

During 2012, the Company has repurchased approximately 436,000 shares at an average price of $24.40, substantially completing the existing repurchase plan. On July 23, the Board of Directors approved a new stock repurchase program, authorizing the repurchase of up to 850,000 additional shares of stock, which is approximately 5% of the shares outstanding. The Company plans to continue to allocate its earnings, less dividends, to its stock repurchase program.

Simmons First National Corporation

Simmons First National Corporation is an eight bank financial holding company with community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities in Arkansas, Missouri and Kansas. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC”.

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, July 26, 2012. Interested persons can listen to this call by dialing 1-888-551-9020 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on August 1, 2012, by dialing 1-888-203-1112. The passcode for the replay is 9343144. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$29,708	$34,314	$35,087	$33,408	$43,604
Interest bearing balances due from banks	515,874	642,929	535,119	490,283	498,323
Federal funds sold	-	750	-	-	-
Cash and cash equivalents	545,582	677,993	570,206	523,691	541,927
Investment securities - held-to-maturity	525,522	481,314	525,444	504,302	406,365
Investment securities - available-for-sale	166,966	176,466	172,212	140,579	178,853
Mortgage loans held for sale	15,495	24,351	22,976	21,037	9,983
Assets held in trading accounts	7,812	7,708	7,541	5,252	7,356
Loans not covered by FDIC loss share agreements	1,614,736	1,543,653	1,579,769	1,631,541	1,633,660
Loans covered by FDIC loss share agreements	114,189	129,735	158,075	172,394	192,899
Allowance for loan losses	(28,397)	(28,325)	(30,108)	(29,151)	(27,796)
Net loans	1,700,528	1,645,063	1,707,736	1,774,784	1,798,763
FDIC indemnification asset	35,038	39,978	47,683	51,223	54,437
Premises and equipment	85,171	85,784	86,486	86,972	82,145
Foreclosed assets not covered by FDIC loss share agreements	23,947	24,542	22,887	22,159	22,441
Foreclosed assets covered by FDIC loss share agreements	11,252	11,705	11,685	13,845	13,033
Interest receivable	12,975	13,319	15,126	16,195	15,203
Bank owned life insurance	51,326	50,934	50,579	50,175	49,914
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,431	1,505	1,579	1,793	2,015
Other assets	13,494	18,786	17,384	20,736	20,169
Total assets	$3,257,144	$3,320,053	$3,320,129	$3,293,348	$3,263,209

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$517,854	$521,202	$532,259	$531,025	$476,274
Interest bearing transaction accounts and savings deposits	1,290,954	1,282,763	1,239,504	1,194,907	1,228,910
Time deposits less than $100,000	467,503	485,134	499,809	513,658	524,567
Time deposits greater than $100,000	352,973	365,478	378,825	395,224	377,429
Total deposits	2,629,284	2,654,577	2,650,397	2,634,814	2,607,180
Federal funds purchased and securities
sold under agreements to repurchase	70,220	106,224	114,766	98,286	93,560
Other borrowings	90,866	90,312	90,170	92,052	93,371
Subordinated debentures	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	28,431	28,698	25,955	29,607	34,308
Total liabilities	2,849,731	2,910,741	2,912,218	2,885,689	2,859,349

Stockholders' equity:
Common stock	170	172	172	173	173
Surplus	105,825	110,976	112,436	115,026	115,126
Undivided profits	300,917	297,776	294,864	291,830	287,870
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	501	388	439	630	691
Total stockholders' equity	407,413	409,312	407,911	407,659	403,860
Total liabilities and stockholders' equity	$3,257,144	$3,320,053	$3,320,129	$3,293,348	$3,263,209

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$35,899	$37,469	$35,132	$35,202	$34,128
Interest bearing balances due from banks	550,512	576,416	546,478	462,333	472,425
Federal funds sold	363	281	99	2,309	554
Cash and cash equivalents	586,774	614,166	581,709	499,844	507,107
Investment securities - held-to-maturity	508,293	496,002	501,812	460,951	479,371
Investment securities - available-for-sale	172,539	172,523	173,360	164,468	143,447
Mortgage loans held for sale	17,623	17,076	20,035	12,527	7,806
Assets held in trading accounts	7,831	6,845	7,375	7,428	7,462
Loans not covered by FDIC loss share agreements	1,579,166	1,550,341	1,590,584	1,640,439	1,618,749
Loans covered by FDIC loss share agreements	120,695	141,563	168,506	180,884	201,788
Allowance for loan losses	(29,339)	(30,896)	(29,730)	(28,299)	(27,498)
Net loans	1,670,522	1,661,008	1,729,360	1,793,024	1,793,039
FDIC indemnification asset	38,563	44,845	50,180	53,547	57,738
Premises and equipment	85,629	86,187	86,881	83,917	82,729
Foreclosed assets not covered by FDIC loss share agreements	24,322	23,279	22,702	22,292	23,299
Foreclosed assets covered by FDIC loss share agreements	12,079	13,048	12,409	13,467	12,722
Interest receivable	12,877	13,847	16,071	15,376	15,712
Bank owned life insurance	51,133	50,761	50,362	50,116	49,695
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,467	1,541	1,685	1,917	2,140
Other assets	15,114	17,952	18,562	20,307	18,296
Total assets	$3,265,371	$3,279,685	$3,333,108	$3,259,786	$3,261,168

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$502,884	$494,366	$535,663	$494,982	$463,689
Interest bearing transaction accounts and savings deposits	1,282,616	1,252,972	1,228,495	1,201,174	1,222,299
Time deposits less than $100,000	477,588	492,354	508,847	518,855	532,462
Time deposits greater than $100,000	360,233	371,168	388,470	383,688	379,289
Total deposits	2,623,321	2,610,860	2,661,475	2,598,699	2,597,739
Federal funds purchased and securities
sold under agreements to repurchase	82,738	108,841	107,750	93,067	98,919
Other borrowings	89,606	89,920	91,552	92,785	95,255
Subordinated debentures	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	29,077	27,417	31,303	35,683	33,954
Total liabilities	2,855,672	2,867,968	2,923,010	2,851,164	2,856,797
Total stockholders' equity	409,699	411,717	410,098	408,622	404,371
Total liabilities and stockholders' equity	$3,265,371	$3,279,685	$3,333,108	$3,259,786	$3,261,168

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share agreements	$22,358	$22,272	$23,370	$24,366	$23,883
Loans covered by FDIC loss share agreements	4,994	5,973	4,513	3,917	4,347
Federal funds sold	1	-	1	3	1
Investment securities	3,313	3,275	3,568	3,539	3,771
Mortgage loans held for sale	164	153	198	130	87
Assets held in trading accounts	13	12	7	8	9
Interest bearing balances due from banks	349	303	324	243	298
TOTAL INTEREST INCOME	31,192	31,988	31,981	32,206	32,396
INTEREST EXPENSE
Time deposits	2,004	2,269	2,577	2,738	2,865
Other deposits	676	696	779	856	934
Federal funds purchased and securities
sold under agreements to repurchase	77	99	118	113	103
Other borrowings	799	815	826	842	867
Subordinated debentures	385	391	384	378	377
TOTAL INTEREST EXPENSE	3,941	4,270	4,684	4,927	5,146
NET INTEREST INCOME	27,251	27,718	27,297	27,279	27,250
Provision for loan losses	775	771	2,831	2,842	3,328
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	26,476	26,947	24,466	24,437	23,922
NON-INTEREST INCOME
Trust income	1,240	1,309	1,416	1,370	1,243
Service charges on deposit accounts	3,930	3,865	4,289	4,450	4,212
Other service charges and fees	738	792	699	695	780
Mortgage lending income	1,445	1,294	1,464	1,249	849
Investment banking income	442	699	294	203	381
Credit card fees	4,207	4,079	4,318	4,303	4,264
Premiums on sale of student loans	-	-	-	-	-
Bank owned life insurance income	368	355	403	261	414
Net gain (loss) on assets covered by FDIC loss share agreements	(2,153)	(2,665)	(826)	287	323
Other income	876	995	786	871	1,865
TOTAL NON-INTEREST INCOME	11,093	10,723	12,843	13,689	14,331
NON-INTEREST EXPENSE
Salaries and employee benefits	16,590	16,824	15,973	15,533	16,436
Occupancy expense, net	2,029	2,081	1,930	2,224	2,100
Furniture and equipment expense	1,608	1,604	1,721	1,763	1,560
Other real estate and foreclosure expense	194	207	146	215	223
Deposit insurance	457	571	295	211	842
Merger related costs	-	-	-	-	167
Other operating expenses	7,366	7,350	8,381	7,654	7,331
TOTAL NON-INTEREST EXPENSE	28,244	28,637	28,446	27,600	28,659
NET INCOME BEFORE INCOME TAXES	9,325	9,033	8,863	10,526	9,594
Provision for income taxes	2,789	2,678	2,558	3,269	2,848
NET INCOME	$6,536	$6,355	$6,305	$7,257	$6,746
BASIC EARNINGS PER SHARE	$0.38	$0.37	$0.37	$0.42	$0.39
DILUTED EARNINGS PER SHARE	$0.38	$0.37	$0.37	$0.42	$0.39

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share agreements	$44,630	$22,272	$95,713	$72,343	$47,977
Loans covered by FDIC loss share agreements	10,967	5,973	17,118	12,605	8,688
Federal funds sold	1	-	6	5	2
Investment securities	6,588	3,275	14,583	11,015	7,476
Mortgage loans held for sale	317	153	503	305	175
Assets held in trading accounts	25	12	33	26	18
Interest bearing balances due from banks	652	303	1,100	776	533
TOTAL INTEREST INCOME	63,180	31,988	129,056	97,075	64,869
INTEREST EXPENSE
Time deposits	4,273	2,269	11,314	8,737	5,999
Other deposits	1,372	696	3,611	2,832	1,976
Federal funds purchased and securities
sold under agreements to repurchase	176	99	450	332	219
Other borrowings	1,613	815	3,512	2,686	1,844
Subordinated debentures	777	391	1,509	1,125	747
TOTAL INTEREST EXPENSE	8,211	4,270	20,396	15,712	10,785
NET INTEREST INCOME	54,969	27,718	108,660	81,363	54,084
Provision for loan losses	1,546	771	11,676	8,845	6,003
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	53,423	26,947	96,984	72,518	48,081
NON-INTEREST INCOME
Trust income	2,549	1,309	5,375	3,959	2,589
Service charges on deposit accounts	7,795	3,865	16,808	12,519	8,069
Other service charges and fees	1,530	792	2,980	2,281	1,586
Mortgage lending income	2,739	1,294	4,188	2,724	1,475
Investment banking income	1,141	699	1,478	1,184	981
Credit card fees	8,286	4,079	16,828	12,510	8,207
Premiums on sale of student loans	-	-	-	-	-
Bank owned life insurance income	723	355	1,481	1,078	817
Net gain (loss) on assets covered by FDIC loss share agreements	(4,818)	(2,665)	154	980	693
Other income	1,871	995	4,173	3,387	2,516
TOTAL NON-INTEREST INCOME	21,816	10,723	53,465	40,622	26,933
NON-INTEREST EXPENSE
Salaries and employee benefits	33,414	16,824	65,058	49,085	33,552
Occupancy expense, net	4,110	2,081	8,443	6,513	4,289
Furniture and equipment expense	3,212	1,604	6,633	4,912	3,149
Other real estate and foreclosure expense	401	207	678	532	317
Deposit insurance	1,028	571	2,387	2,092	1,881
Merger related costs	-	-	357	357	357
Other operating expenses	14,716	7,350	31,094	22,713	15,059
TOTAL NON-INTEREST EXPENSE	56,881	28,637	114,650	86,204	58,604
NET INCOME BEFORE INCOME TAXES	18,358	9,033	35,799	26,936	16,410
Provision for income taxes	5,467	2,678	10,425	7,867	4,598
NET INCOME	$12,891	$6,355	$25,374	$19,069	$11,812
BASIC EARNINGS PER SHARE	$0.75	$0.37	$1.47	$1.10	$0.68
DILUTED EARNINGS PER SHARE	$0.75	$0.37	$1.47	$1.10	$0.68

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands)
Tier 1 capital
Stockholders' equity	$407,413	$409,312	$407,911	$407,659	$403,860
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of deferred tax	(47,235)	(47,607)	(47,889)	(48,403)	(48,923)
Unrealized gain on AFS securities	(501)	(388)	(439)	(630)	(691)

Total Tier 1 capital	389,677	391,317	389,583	388,626	384,246

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	15	14	9	6	17
Qualifying allowance for loan losses	22,910	22,096	22,682	23,337	22,825

Total Tier 2 capital	22,925	22,110	22,691	23,343	22,842

Total risk-based capital	$412,602	$413,427	$412,274	$411,969	$407,088

Risk weighted assets	$1,825,808	$1,759,932	$1,805,585	$1,859,657	$1,819,494

Adjusted average assets for leverage ratio	$3,217,291	$3,231,257	$3,284,379	$3,210,283	$3,211,310

Ratios at end of quarter
Equity to assets	12.51%	12.33%	12.29%	12.38%	12.38%
Tangible common equity to tangible assets	10.81%	10.66%	10.61%	10.69%	10.66%
Tier 1 leverage ratio	12.11%	12.11%	11.86%	12.11%	11.97%
Tier 1 risk-based capital ratio	21.34%	22.23%	21.58%	20.90%	21.12%
Total risk-based capital ratio	22.60%	23.49%	22.83%	22.15%	22.37%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands)
Loan Portfolio - End of Period (1)
Consumer
Credit cards	$176,325	$175,013	$189,970	$182,886	$181,216
Student loans	39,823	44,059	47,419	50,620	53,574
Other consumer	107,284	110,001	109,211	112,947	107,411
Total consumer	323,432	329,073	346,600	346,453	342,201
Real Estate
Construction	117,235	109,979	109,825	113,317	139,217
Single-family residential	355,978	349,009	355,094	353,917	355,566
Other commercial	550,418	537,807	536,372	550,410	540,011
Total real estate	1,023,631	996,795	1,001,291	1,017,644	1,034,794
Commercial
Commercial	140,868	144,772	141,422	138,724	142,897
Agricultural	122,245	69,598	85,728	123,873	104,526
Total commercial	263,113	214,370	227,150	262,597	247,423
Other	4,560	3,415	4,728	4,847	9,242
Total Loans	$1,614,736	$1,543,653	$1,579,769	$1,631,541	$1,633,660

(1) Excludes loans covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$-	$4,000	$4,000	$4,000	$4,000
U.S. Government agencies	315,493	267,991	308,779	291,795	190,294
Mortgage-backed securities	56	59	62	67	70
State and political subdivisions	209,043	208,334	211,673	207,510	211,071
Other securities	930	930	930	930	930
Total held-to-maturity	525,522	481,314	525,444	504,302	406,365
Available-for-Sale
U.S. Government agencies	148,837	157,631	153,627	121,939	157,836
Mortgage-backed securities	2,493	2,528	2,557	2,624	2,664
FHLB stock	5,578	6,241	6,237	6,231	8,604
Other securities	10,058	10,066	9,791	9,785	9,749
Total available-for-sale	166,966	176,466	172,212	140,579	178,853
Total investment securities	$692,488	$657,780	$697,656	$644,881	$585,218
Fair value - HTM investment securities	$531,499	$486,743	$532,206	$511,617	$411,531

Investment Securities - QTD Average
Taxable securities	$471,826	$459,164	$466,369	$418,179	$415,101
Tax exempt securities	209,006	209,361	208,803	207,240	207,717
Total investment securities - QTD average	$680,832	$668,525	$675,172	$625,419	$622,818

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$28,325	$30,108	$29,151	$27,796	$27,905
Loans charged off
Credit cards	829	997	1,262	1,140	1,145
Other consumer	252	226	530	450	621
Real estate	78	2,539	885	255	1,682
Commercial	165	129	226	345	745
Total loans charged off	1,324	3,891	2,903	2,190	4,193

Recoveries of loans previously charged off
Credit cards	212	210	244	261	237
Other consumer	135	156	100	219	131
Real estate	248	930	436	151	147
Commercial	26	41	249	72	241
Total recoveries	621	1,337	1,029	703	756
Net loans charged off	703	2,554	1,874	1,487	3,437
Provision for loan losses	775	771	2,831	2,842	3,328
Balance, end of quarter	$28,397	$28,325	$30,108	$29,151	$27,796

Non-performing assets (1)
Non-performing loans
Nonaccrual loans
Real estate	$6,851	$6,898	$10,315	$12,810	$11,823
Commercial	676	942	1,253	1,177	1,583
Consumer	1,462	1,299	1,339	1,356	1,400
Total nonaccrual loans	8,989	9,139	12,907	15,343	14,806
Loans past due 90 days or more
Government guaranteed student loans	3,275	3,434	2,483	2,496	3,113
Other loans	509	606	785	777	721
Total loans past due 90 days or more	3,784	4,040	3,268	3,273	3,834
Total non-performing loans	12,773	13,179	16,175	18,616	18,640
Other non-performing assets
Foreclosed assets held for sale	23,947	24,542	22,887	22,159	22,441
Other non-performing assets	-	1	-	191	235
Total other non-performing assets	23,947	24,543	22,887	22,350	22,676
Total non-performing assets	$36,720	$37,722	$39,062	$40,966	$41,316
Performing TDRs (troubled debt restructurings)	$11,492	$11,531	$11,391	$10,393	$10,298

Ratios (1)
Allowance for loan losses to total loans	1.76%	1.83%	1.91%	1.79%	1.70%
Allowance for loan losses to non-performing loans	222%	215%	186%	157%	149%
Non-performing loans to total loans	0.79%	0.85%	1.02%	1.14%	1.14%
Non-performing assets (including performing TDRs) to total assets	1.48%	1.48%	1.52%	1.56%	1.58%
Non-performing assets to total assets	1.13%	1.14%	1.18%	1.24%	1.27%
Non-performing assets to total assets (excluding Gov't guaranteed student loans)	1.03%	1.03%	1.10%	1.17%	1.17%
Annualized net charge offs to total loans	0.18%	0.66%	0.47%	0.36%	0.85%
Annualized net credit card charge offs to total credit card loans	1.42%	1.75%	2.20%	1.94%	2.08%
Annualized net charge offs to total loans (excluding credit cards)	0.02%	0.52%	0.24%	0.17%	0.70%
Past due loans >30 days (excluding nonaccrual)	0.68%	0.83%	0.82%	0.71%	0.87%
Past due loans >30 days (excluding nonaccrual) (excluding Gov't guaranteed student loans)	0.42%	0.47%	0.56%	0.46%	0.60%

(1) Excludes assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011

ASSETS

Earning Assets
Interest bearing balances due from banks	0.25%	0.21%	0.24%	0.21%	0.25%
Investment securities	2.66%	2.69%	2.81%	3.02%	3.23%
Mortgage loans held for sale	3.74%	3.60%	3.92%	4.12%	4.47%
Assets held in trading accounts	0.67%	0.71%	0.38%	0.43%	0.48%
Loans, including covered loans*	6.47%	6.72%	6.29%	6.16%	6.22%
Total interest earning assets	4.41%	4.51%	4.38%	4.53%	4.60%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.21%	0.22%	0.25%	0.28%	0.31%
Time deposits	0.96%	1.06%	1.14%	1.20%	1.26%
Total interest bearing deposits	0.51%	0.56%	0.63%	0.68%	0.71%
Federal funds purchased and securities
sold under agreement to repurchase	0.37%	0.37%	0.43%	0.48%	0.42%
Other borrowings	3.59%	3.65%	3.58%	3.60%	3.65%
Subordinated debentures	5.01%	5.08%	4.93%	4.85%	4.89%
Total interest bearing liabilities	0.68%	0.73%	0.79%	0.84%	0.87%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.73%	3.78%	3.59%	3.69%	3.73%
Net interest margin - quarter-to-date	3.87%	3.93%	3.76%	3.86%	3.90%
Net interest margin - year-to-date	3.90%	3.93%	3.85%	3.87%	3.88%

* Covered loans are loans covered by FDIC loss share agreements.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.38	$0.37	$0.37	$0.42	$0.39
Core earnings (excludes nonrecurring items) (non-GAAP)	6,536	6,355	6,305	7,257	6,245
Diluted core earnings per share (non-GAAP)	0.38	0.37	0.37	0.42	0.36
Cash dividends declared per common share	0.20	0.20	0.19	0.19	0.19
Cash dividends declared - amount	3,395	3,444	3,271	3,296	3,297
Return on average stockholders' equity	6.42%	6.21%	6.10%	7.05%	6.69%
Return on tangible equity	7.61%	7.36%	7.34%	8.47%	8.08%
Return on average assets	0.81%	0.78%	0.75%	0.88%	0.83%
Net interest margin (FTE)	3.87%	3.93%	3.76%	3.86%	3.90%
FTE adjustment - investments	1,196	1,192	1,219	1,221	1,241
FTE adjustment - loans	12	11	12	12	13
Amortization of intangibles	74	74	214	222	224
Amortization of intangibles, net of taxes	45	45	130	135	136
Average shares outstanding	17,044,160	17,215,027	17,250,718	17,348,460	17,342,165
Average earning assets	2,957,022	2,961,047	3,008,249	2,931,339	2,931,602
Average interest bearing liabilities	2,323,711	2,346,185	2,356,044	2,320,499	2,359,154

YEAR-TO-DATE
Diluted earnings per share	$0.75	$0.37	$1.47	$1.10	$0.68
Core earnings (excludes nonrecurring items) (non-GAAP)	12,891	6,355	24,988	18,683	11,426
Diluted core earnings per share (non-GAAP)	0.75	0.37	1.45	1.08	0.66
Cash dividends declared per common share	0.40	0.20	0.76	0.57	0.38
Cash dividends declared - amount	6,839	3,444	13,156	9,885	6,589
Return on average stockholders' equity	6.31%	6.21%	6.25%	6.30%	5.91%
Return on tangible equity	7.49%	7.36%	7.54%	7.61%	7.17%
Return on average assets	0.79%	0.78%	0.77%	0.78%	0.73%
Net interest margin (FTE)	3.90%	3.93%	3.85%	3.87%	3.88%
FTE adjustment - investments	2,388	1,192	4,920	3,701	2,480
FTE adjustment - loans	23	11	50	38	26
Amortization of intangibles	148	74	884	670	448
Amortization of intangibles, net of taxes	90	45	537	407	272
Average shares outstanding	17,129,593	17,215,027	17,309,488	17,329,293	17,319,550
Average diluted shares outstanding	17,134,232	17,223,085	17,317,850	17,338,676	17,352,606
Average earning assets	2,959,034	2,961,047	2,954,285	2,936,297	2,938,777
Average interest bearing liabilities	2,334,948	2,346,185	2,362,028	2,364,023	2,385,787

END OF PERIOD
Book value per share	$24.03	$23.82	$23.70	$23.52	$23.28
Tangible book value per share	20.37	20.21	20.09	19.92	19.67
Shares outstanding	16,956,991	17,182,526	17,212,317	17,329,775	17,348,775
Full-time equivalent employees	1,074	1,077	1,083	1,070	1,095
Total number of ATM's	102	102	102	102	102
Total number of financial centers	84	84	84	84	84
Parent company only - investment in subsidiaries	386,441	384,713	381,236	379,331	375,686
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2012	2012	2011	2011	2011
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,536	$6,355	$6,305	$7,257	$6,746
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	-	-	-	(1,132)
Merger related costs	-	-	-	-	167
Branch right sizing	-	-	-	-	141
Tax effect	-	-	-	-	323
Net nonrecurring items	-	-	-	-	(501)
Core earnings (non-GAAP)	$6,536	$6,355	$6,305	$7,257	$6,245

Diluted earnings per share	$0.38	$0.37	$0.37	$0.42	$0.39
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	-	-	-	(0.07)
Merger related costs	-	-	-	-	0.01
Branch right sizing	-	-	-	-	0.01
Tax effect	-	-	-	-	0.02
Net nonrecurring items	-	-	-	-	(0.03)
Diluted core earnings per share (non-GAAP)	$0.38	$0.37	$0.37	$0.42	$0.36

YEAR-TO-DATE
Net Income	$12,891	$6,355	$25,374	$19,069	$11,812
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	-	(1,132)	(1,132)	(1,132)
Merger related costs	-	-	357	357	357
Branch right sizing	-	-	141	141	141
Tax effect	-	-	248	248	248
Net nonrecurring items	-	-	(386)	(386)	(386)
Core earnings (non-GAAP)	$12,891	$6,355	$24,988	$18,683	$11,426

Diluted earnings per share	$0.75	$0.37	$1.47	$1.10	$0.68
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	-	(0.07)	(0.07)	(0.07)
Merger related costs	-	-	0.02	0.02	0.02
Branch right sizing	-	-	0.01	0.01	0.01
Tax effect	-	-	0.02	0.02	0.02
Net nonrecurring items	-	-	(0.02)	(0.02)	(0.02)
Diluted core earnings per share (non-GAAP)	$0.75	$0.37	$1.45	$1.08	$0.66

(1) Gain from liquidation of Class B shares received as part of MasterCard's 2006 IPO.